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PIZZA HUT RESTAURANTS

(Tranches One and Two)

Financial Statements

September 29, 2008, December 24, 2007

and December 25, 2006

[KPMG Logo]

KPMG LLP

Independent Registered Public Accountants’ Report

The Board of Directors

YUM! Brands, Inc.:

We have audited the accompanying Statements of Assets Acquired and Liabilities Assumed of 191 Pizza Hut restaurants located in Tampa, Florida; Atlanta, Georgia; Cedar Rapids, Iowa; and Kansas City (including stores in Missouri and Kansas) (“Pizza Hut Restaurants”) as of September 29, 2008 and December 24, 2007, and the related Statements of Revenues and Direct Operating Expenses for the forty weeks ended September 29, 2008, and the fifty-two weeks ended December 24, 2007 and December 25, 2006. Pizza Hut Restaurants is operated by Pizza Hut, Inc., a wholly-owned subsidiary of YUM! Brands Inc. (the “Company”). These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements were prepared to present the assets acquired and liabilities assumed and revenues and direct operating expenses of Pizza Hut Restaurants for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, due to the contemplated Asset Purchase and Sale Agreement and the Asset Sale Agreement by and between Pizza Hut, Inc. and a buyer as described in Note 1 to the Financial Statements, and are not intended to be a complete presentation of financial position or results of operations.

In our opinion, the financial statements referred to above present fairly, in all material respects, the Statements of Assets Acquired and Liabilities Assumed of Pizza Hut Restaurants as of September 29, 2008 and December 24, 2007, and the Statements of Revenues and Direct Operating Expenses for the forty weeks ended September 29, 2008, and the fifty-two weeks ended December 24, 2007 and December 25, 2006 in conformity with U.S. generally accepted accounting principles, as further discussed in Note 2(a), Basis of Presentation.

/s/ KPMG LLP

December 8, 2008

KPMG LLP, a U.S. limited liability partnership, is the U.S.

member firm of KPMG International, a Swiss cooperative.

PIZZA HUT RESTAURANTS

(Tranches One and Two)

Statements of Assets Acquired and Liabilities Assumed

September 29, 2008 and December 24, 2007

(in thousands)

	September 29,	December 24,
	2008	2007
Current assets:
Cash	$123	116
Inventory	1,024	1,172
Prepaid expenses and other current assets	13	78
Total current assets	1,160	1,366
Property, plant and equipment, net of accumulated depreciation and amortization (Note 3)	37,679	36,289
Other assets	25	24
Goodwill (Note 7)	1,783	1,267
Other intangible assets, net of accumulated amortization (Note 4)	(355)	13
	39,132	37,593
Commitments (Note 5)
Net assets acquired	$40,292	38,959

See accompanying notes to financial statements.

PIZZA HUT RESTAURANTS

(Tranches One and Two)

Statements of Revenues and Direct Operating Expenses

Forty weeks ended September 29, 2008, and fifty-two weeks

ended December 24, 2007 and December 25, 2006

(in thousands)

	September 29,	December 24,	December 25,
	2008	2007	2006
Net sales	$139,476	177,338	170,534
Direct costs and expenses:
Costs of food and paper	39,720	49,353	46,334
Cost of labor	41,672	51,699	50,228
Operating expenses	36,604	44,860	44,475
General and administrative expenses (Note 7)	7,895	10,364	9,766
Depreciation and amortization expense (Notes 3 and 4)	6,574	8,804	8,992
Provision for impairment of property, plant and equipment	1	147	140
Total direct costs and expenses	132,466	165,227	159,935
Net sales less direct costs and expenses	$7,010	12,111	10,599

See accompanying notes to financial statements.

PIZZA HUT RESTAURANTS

(Tranches One and Two)

Notes to Financial Statements

September 29, 2008, December 24, 2007 and December 25, 2006

(amounts in thousands)

(1)	Organization and Operations

One hundred ninety-one Pizza Hut restaurants located in Tampa, Florida; Atlanta, Georgia; Cedar Rapids, Iowa; and Kansas City (including restaurants in Missouri and Kansas) (collectively “Pizza Hut Restaurants” or “Tranches One and Two”) are expected to be acquired by NPC International, Inc. and subsidiaries (NPC) pursuant to an Asset Purchase and Sale Agreement and an Asset Sale Agreement. These agreements were executed on November 3, 2008 and are expected to close on December 8, 2008. Pizza Hut Restaurants is operated by Pizza Hut, Inc., a wholly-owned subsidiary of YUM! Brands, Inc., and is composed of quick service restaurants and delivery-carryout facilities featuring the sale of American and Italian cuisine.

(2)	Summary of Significant Accounting Policies

A summary of significant accounting policies followed in the preparation of the financial statements of Pizza Hut Restaurants is set forth below:

(a)	Basis of Presentation

The Statements of Assets Acquired and Liabilities Assumed represent the assets of Pizza Hut Restaurants which are expected to be acquired by NPC and exclude land and buildings owned by Pizza Hut, Inc., which will be leased by NPC from Pizza Hut, Inc. under the provisions of both the Asset Purchase and Sale Agreement and Asset Sale Agreement.

The Statements of Revenues and Direct Operating Expenses include all costs applicable to Pizza Hut Restaurants which were incurred in connection with the operation of Pizza Hut Restaurants and for which specific identification was practical, including depreciation expense and real estate property tax expense related to buildings to be leased to NPC, which have been excluded from the accompanying Statements of Assets Acquired and Liabilities Assumed. In addition to costs that have been specifically identified, certain costs incurred by Pizza Hut, Inc., which represent the cost of doing business and for which specific identification to an individual restaurant is not practical, have been allocated to Pizza Hut Restaurants based on an average cost-per-restaurant, unless another reasonable method of allocation resulted in a more precise cost allocation.

General corporate overhead, interest expense and income taxes have not been reflected in the Statements of Revenues and Direct Operating Expenses. Management of YUM! Brands, Inc. and Pizza Hut, Inc. believe that the inclusion of these costs would not be representative of the costs if the assets had been operated independently.

(b)	Revenue Recognition

Pizza Hut Restaurants recognizes revenue when products are sold at the point of sale. Sales taxes collected from customers and remitted to governmental authorities are accounted for on a net basis in the Statements of Revenues and Direct Operating Expenses. Net sales also includes income associated with Pizza Hut gift card programs administered by Pizza Hut Gift Card, Inc.

(Continued)

PIZZA HUT RESTAURANTS

(Tranches One and Two)

Notes to Financial Statements

September 29, 2008, December 24, 2007 and December 25, 2006

(amounts in thousands)

(c)	Inventories

Inventories consist of product ingredients and supplies and are stated at the lower of cost (first-in, first-out method) or market.

(d)	Property, Plant and Equipment

Property, plant and equipment are stated at cost, except for property, plant and equipment that have been determined to be impaired, for which the carrying amount is reduced to estimated fair value. Depreciation of equipment is recognized using the straight-line method over the useful lives of the assets typically ranging from three to eight years. Amortization of leasehold improvements is recognized using the straight-line method over the lesser of the useful life of the asset or the lease term. The lease term includes option periods for which failure to renew the lease imposes a penalty on Pizza Hut Restaurants in such an amount that a renewal appears, at the inception of the lease to be reasonably assured. The primary penalty in these instances is the detriment associated with the leasehold improvements which might be impaired if Pizza Hut Restaurants chooses not to exercise renewal options. The amortization periods for leasehold improvements range between five and twenty years.

(e)	Other Intangibles

Other intangibles include reacquired franchise rights and favorable/unfavorable leases which are amortized over periods ranging from 12 to 20 years.

(f)	Long-Lived Assets

In accordance with FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets or asset groups, such as property, plant and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or asset group may not be recoverable. If a long-lived asset or asset group is tested for possible impairment, Pizza Hut Restaurants first compares undiscounted cash flows expected to be generated by an asset or asset group to the carrying value of the asset or asset group. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is primarily determined using discounted cash flow models.

(g)	Advertising

Advertising costs of $9,635, $13,673, and $13,744 for the forty weeks ended September 29, 2008, and the fifty-two weeks ended December 24, 2007 and December 25, 2006, respectively, are included in operating expenses in the accompanying Statements of Revenues and Direct Operating Expenses.

(Continued)

PIZZA HUT RESTAURANTS

(Tranches One and Two)

Notes to Financial Statements

September 29, 2008, December 24, 2007 and December 25, 2006

(amounts in thousands)

(h)	Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires management of YUM! Brands, Inc. to make estimates and assumptions that affect the reported amounts of assets and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include the useful lives of long-lived and intangible assets, the valuation of long-lived assets and the allocations discussed further in Note 7. Actual results could differ from these estimates.

(i)	Capitalized Interest

In accordance with FASB Statement No. 34, Capitalization of Interest Cost, interest costs are capitalized as part of an asset’s acquisition costs. Pizza Hut Restaurants’ policy is to capitalize interest on restaurant development projects such as new builds, relocations, and rebuilds. The amount of interest cost to be capitalized for such assets is the portion of interest costs incurred during the asset’s acquisition period that could have been avoided had the expenditures been applied instead to retire outstanding debt. Interest is not capitalized on remodeling projects and conversions as these projects typically require significantly lower capital expenditure amounts and have a shorter capitalization period.

(3)	Property, Plant and Equipment

Restaurant property, plant and equipment consisted of the following:

	September 29,	December 24,
	2008	2007
Restaurant equipment	$50,875	48,234
Land	197	197
Buildings	435	435
Capital leases	133	133
Leasehold improvements	51,179	49,142
Construction in progress	1,955	286
	104,774	98,427
Accumulated depreciation and amortization	67,095	62,138
Restaurant property, plant and equipment, net	$37,679	36,289

As described in Note 2(a), the Statements of Assets Acquired and Liabilities Assumed do not include certain buildings and land owned by Pizza Hut, Inc. which are to be leased by NPC with net carrying values of $10,535 and $7,874, respectively, as of September 29, 2008, and $10,175 and $7,874, respectively, as of December 24, 2007. Included in depreciation expense is $874, $1,264 and $1,286

(Continued)

PIZZA HUT RESTAURANTS

(Tranches One and Two)

Notes to Financial Statements

September 29, 2008, December 24, 2007 and December 25, 2006

(amounts in thousands)

related to the depreciation of such buildings for the forty weeks ended September 29, 2008, and fifty-two weeks ended December 24, 2007 and December 25, 2006, respectively.

(4)	Intangible Assets

Intangible assets as of September 29, 2008 and December 24, 2007 consist of the following:

	September 29,	December 24,
	2008	2007
Reacquired franchise rights	$372	197
Favorable/unfavorable leases	(562)	(7)
	(190)	190
Accumulated amortization	(165)	(177)
Intangible assets, net	$(355)	13

In June 2008, Pizza Hut, Inc. acquired seven restaurants from an existing franchisee which are now expected to be sold to NPC. In connection with the purchase accounting, Pizza Hut Restaurants recorded reacquired franchise rights and unfavorable lease liabilities. See Note 2(e).

(5)	Leases

Pizza Hut Restaurants has commitments under several noncancelable operating leases for restaurant space that expire over the next 20 years. These leases generally provide for rent escalations and contain renewal options for periods ranging from three to five years and require the payment of certain executory costs such as property taxes, maintenance and insurance. Rental payments include minimum rentals plus contingent rentals based on store sales. Rental expense for operating leases consisted of the following:

	September 29,	December 24,	December 25,
	2008	2007	2006
Minimum rentals	$3,553	4,323	4,102
Contingent rentals	40	42	48
Rental expense	$3,593	4,365	4,150

(Continued)

PIZZA HUT RESTAURANTS

(Tranches One and Two)

Notes to Financial Statements

September 29, 2008, December 24, 2007 and December 25, 2006

(amounts in thousands)

Future minimum lease payments under noncancelable operating leases are as follows:

Remainder of 2008	$1,172
2009	4,547
2010	3,782
2011	2,750
2012	2,105
2013	1,676
Thereafter	6,851
Total future minimum lease payments	$22,883

(6)	Selected Cash Flow Information

The accompanying financial statements include Statements of Assets Acquired and Liabilities Assumed, which excludes all operating liabilities. Operating liabilities have been excluded because no liabilities will be assumed by NPC. Since liabilities applicable to Pizza Hut Restaurants have not been identified and presented, separate statements of cash flows are not presented. Selected cash flow information for the forty weeks ended September 29, 2008, and fifty-two weeks ended December 24, 2007 and December 25, 2006 are as follows:

	September 29,	December 24,	December 25,
	2008	2007	2006

Cash flows from operating activities exclusive of changes in liabilities and income taxes:
Net sales less direct costs and expenses	$7,010	12,111	10,599
Depreciation and amortization	6,574	8,804	8,992
Provision for impairment of property, plant and equipment	1	147	140
Net change in inventories, prepaids and other current assets	213	(134)	173
	$13,798	20,928	19,904
Cash flows from investing activities:
Capital expenditures	$(8,150)	(5,296)	(10,774)

(Continued)

PIZZA HUT RESTAURANTS

(Tranches One and Two)

Notes to Financial Statements

September 29, 2008, December 24, 2007 and December 25, 2006

(amounts in thousands)

(7)	Allocations

As described in Note 2(a), the accompanying Statements of Revenues and Direct Operating Expenses of Pizza Hut Restaurants include all costs applicable to Pizza Hut Restaurants which were incurred in connection with the operation of Pizza Hut Restaurants and for which specific identification was practical. Certain costs incurred by Pizza Hut, Inc., which represent the cost of doing business and for which specific identification to an individual restaurant is not practical, have been allocated to Pizza Hut Restaurants based on an average cost-per-restaurant, unless another reasonable method of allocation resulted in a more precise cost allocation. These allocated expenses are included in net sales, costs of food and paper, cost of labor, operating expenses and depreciation expense.

General and administrative costs incurred by Pizza Hut, Inc. which represent part of the cost of doing business and for which specific identification to an individual restaurant is not practical are allocated to Pizza Hut Restaurants based on an average cost-per-restaurant. Costs allocated include such items as costs related to executive management, accounting, data processing, legal, certain employee benefits and certain occupancy costs. Management of YUM! Brands, Inc. and Pizza Hut, Inc. believe that the inclusion of these costs would not be representative of the costs if the assets had been operated independently.

In addition to the cost allocations discussed above, goodwill related to Pizza Hut, Inc.’s U.S. reporting unit of YUM! Brands, Inc. is allocated to the Statements of Assets Acquired and Liabilities Assumed. The allocation method separately identifies and fully allocates the goodwill recorded in the Cedar Rapids acquisition. The remainder of the allocation is based on the remaining fair value of Pizza Hut Restaurants as a percentage of Pizza Hut, Inc.’s U.S. reporting unit fair value.